UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2024

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7078 Shady Oak Road
 Eden Prairie, Minnesota, 55344
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (952) 820-2518

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	STKL	The Nasdaq Stock Market LLC
Common Shares	SOY	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 17, 2024, SunOpta Inc. (the "Company"), SunOpta Foods Inc. ("SunOpta Foods"), a wholly-owned subsidiary of the Company, Oaktree Organics, L.P., Oaktree Huntington Investment Fund II, L.P. (together with Oaktree Organics, L.P, the "Investors"), and OCM SunOpta Trustee LLC (the "Trustee"), entered into an Amending Agreement (the "Amending Agreement") related to the elimination of the dividend rights attached to shares of Series B-1 Preferred Stock of SunOpta Foods effective from and after December 31, 2023, including amending the terms of (i) the Amended and Restated Investor Rights Agreement, dated April 24, 2020, among the Company, SunOpta Foods and the Investors, (ii) the Exchange and Support Agreement, dated April 24, 2020, among the Company, SunOpta Foods and the Investors, and (iii) the Voting Trust Agreement, dated April 24, 2020, among the Company, SunOpta Foods, the Investors and the Trustee (the "Amendments"). In connection with the Amendments, SunOpta Foods amended and restated its certificate of incorporation to eliminate dividend rights attaching to the shares of its Series B-1 Preferred Stock, effective from and after December 31, 2023. The shares of Series B-1 Preferred Stock previously paid a cumulative dividend of 8% per year that could be paid in-kind or in cash at the Company's option, which dividend would have increased from 8% to 10% per year and become payable only in cash at the end of the Company's third quarter in 2029. The foregoing descriptions of the amended and restated certificate of incorporation of SunOpta Foods and the Amendments does not purport to be complete descriptions and are qualified in their entirety by reference to the full text of the Third Amended and Restated Certificate of Incorporation of SunOpta Foods, which is filed as Exhibit 4.1 hereto, and the Amending Agreement, which is filed as Exhibit 10.1 hereto, each of which incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE

On April 18, 2024, the Company issued a press release announcing the events described in Item 1.01 of this report. The text of the press release is set forth in Exhibit 99.1 attached to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The list of exhibits in the Exhibit Index hereto is incorporated herein by reference.

Exhibit No.	Description
4.1	Third Amended and Restated Certificate of Incorporation of SunOpta Foods, Inc..
10.1	Amending Agreement between Oaktree Organics, L.P., Oaktree Huntington Investment Fund II, L.P., OCM SunOpta Trustee LLC, SunOpta Inc. and SunOpta Foods Inc., dated as of April 17, 2024.
99.1	Press Release, dated April 18, 2024 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Greg Gaba

Greg Gaba
Chief Financial Officer

Date	April 18, 2024